SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (date of earliest event reported): June 1, 2004 (May 27, 2004)
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                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-11479                                    11-1999504
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    (Commission File Number)               (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York, NY                    11042
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On May 27, 2004, AngioDynamics, Inc., a subsidiary of E-Z-EM, Inc., announced its public offering of 1,950,000 shares of common stock at a price of $11.00 per share. A copy of the press release issued by AngioDynamics is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

      Following completion of the public offering, E-Z-EM will own approximately 82.5% of AngioDynamics' outstanding shares of common stock, or approximately 80.4% if the underwriters of the offering fully exercise their option to purchase up to an additional 292,500 shares of AngioDynamics' common stock.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004                    E-Z-EM, INC.
                                       (Registrant)


                                       By: /s/Peter J. Graham
                                           --------------------------------
                                           Peter J. Graham
                                           Vice President - General Counsel
                                             and Secretary


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EXHIBIT INDEX
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Number                     Description
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Exhibit 99.1               AngioDynamics, Inc. press release.


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